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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made as of August 13, 1999, by and between Intelect Communications, Inc., a Delaware corporation (the"Company"), and SJMB, L.P., a Delaware limited partnership ("SJMB") and St. James Capital Partners, L.P., a Delaware limited partnership ("SJCP"; SJMB and SJCP collectively "St. James").

         WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated as of February 12, 1998 among the Company and SJCP, as partially assigned to SJMB, as of April 2, 1998 the Company issued to SJMB that certain $13 million Convertible Promissory Note (the "SJMB Note") and issued to SJCP that certain $2 million Convertible Promissory Note (the "SJCP Note") (the SJMB Note and the SJCP Note collectively the "Notes");

         WHEREAS, on the date hereof, the parties have entered into that certain Repayment and Exchange Agreement by and among the Company, SJMB and SJCP (the "Repayment Agreement"), pursuant to which the Company has repaid a portion of the outstanding principal and interest on the SJCP Note and may repay the balance of the SJCP Note and portion of the SJMB Note by delivering a certain number of shares of the Company's common stock, $.01 par value (the "Common Stock"), in exchange for the Notes;

         WHEREAS, the Company wishes to grant St. James certain registration rights in respect of the certain shares of the Common Stock issued or issuable under the Repayment Agreement, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings set forth below:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Initial SJCP Exchange Shares" shall have the meaning ascribed to it in the Repayment Agreement.

         "Mandatory Exchange Shares" shall have the meaning assigned in the Repayment Agreement.

         "Optional Exchange Shares" shall have the meaning assigned in the Repayment Agreement.

         "Registrable Securities" shall mean (i) the Initial SJCP Exchange Shares; (ii) the Mandatory Exchange Shares; (iii) the Optional Exchange Shares; and (iv) any Common Stock or other capital stock of the Company issued or issuable at any time or from time to time in respect of the Initial SJCP Exchange Shares, the Mandatory Exchange Shares or the Optional Exchange Shares upon a conversion stock split, stock dividend, recapitalization or other similar event involving the Company.



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         The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Repayment Agreement" shall mean that certain Repayment and Exchange Agreement of even date hereof between the Company, SJMB and SJCP.

         "St. James" shall mean each of SJMB, L.P. a Delaware limited partnership and St. James Capital Partners, L.P., a Delaware limited partnership.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the holders of the Registrable Securities and, except as set forth above, all fees and disbursements of counsel for such holders.

         "Underwritten Public Offering" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to (i) an effective registration statement under the Securities Act and (ii) an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         2.1 Required Registration of Registrable Securities.

             2.1.1 As soon as practicable after the date hereof, but in no event more than ten (10) business days after the date thereof, the Company will file with the Commission a shelf registration statement covering the resale of the Registrable Securities on Form S-3 (the "Required Registration Statement"). The Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable but in no event later than September 30, 1999 (the " Required Effective Date") and to cause all of the Registrable Securities to be qualified in such state jurisdictions as the holders may request. The number of Registrable Securities required to be registered under this Section 2.1.1 shall register for resale at least that number of shares of Common Stock equal to the sum of (A) the Initial SJCP Exchange Shares; (B) the product of (x) 1.50 and (y) the number of Mandatory Exchange Shares which St. James would be entitled at 66 2/3% of the Market Price Per Share on the date immediately preceding the filing of the Required Registration Statement with the Commission; and (C) the Optional Conversion Shares, assuming conversion of the balance of the SJCP

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         and SJMB Notes after giving effect to Sections 1.1 and 1.2 of the
         Repayment Agreement, together with accrued interest on such amounts to the maturity date of such notes divided by $1.08.

             2.1.2 Except as set forth herein, the Company shall take all reasonable steps necessary to keep the Registration Statement current and effective until the lesser of: (i) two years and (ii) until the Registrable Securities are transferable pursuant to Rule 144 under the Securities Act without being subject to the volume limitations set forth in such rule.

             2.1.3 The Company shall be entitled to require that a holder or holders of Registrable Securities refrain from effecting any public sales or distributions of the Registrable Securities pursuant to a Registration Statement that has been declared effective by the Commission or otherwise, if the board of directors of the Company reasonably determines in good faith that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company. The board of directors shall, as promptly as practicable, give the holders of the Registrable Securities written notice of any such development. In the event of a request by the board of directors of the Company that the holders of Registrable Securities refrain from effecting any public sales or distributions of the Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall reasonably determine public sales or distributions by the holders of the Registrable Securities shall not interfere with such transaction, provided, that in no event shall any requirement that the holders of Registrable Securities refrain from effecting public sales or distributions in the Registrable Securities extend for more than 90 days.

             2.1.4 Notwithstanding the foregoing, the required registration rights provided in this Section 2.1 shall be subject to the following additional limitations:

                   (i) Company shall not be obligated to file such Registration
             Statement on a Form S-2 or S-3 if it does not then meet the requirements (including the financial statement requirements) of such Form, and if the Company is required to file a Form S-1, it should not be obligated to file the Form S-1 until it shall have prepared current financial statements as required by Form S-1;

         2.2 Piggyback Registration.

             2.2.1 Subject to the terms hereof, if at any time or from time to time (but in no event before September 30, 1999) the Company or any stockholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder, the Company will promptly give to the holders of Registrable Securities written notice thereof no less the 30 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Registrable Securities as such holders may request in a writing delivered to the Company within 20 days after the holders' receipt of Company's written notice.

             2.2.2 The holders of Registrable Securities may participate in any number of registrations until all of the Registrable Securities have been registered or until the Registrable Securities are transferable pursuant to Rule 144(k) under the Securities Act.

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             2.2.3 If any registration statement is an Underwritten Public
         Offering, the right of holders of Registrable Securities to registration pursuant to this Section shall be conditioned upon each such holder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. Holders of Registrable Securities and all other stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling stockholders (including the holders of Registrable Securities) would materially adversely effect such offering, the number of shares of Registrable Securities to be registered, together with the number of shares of Common Stock or other securities held by other stockholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of shares of Registrable Securities proposed to be sold by the holders of Registrable Securities as compared to the number of shares proposed to be sold by all stockholders, except to the extent there may be a conflict with the rights set forth in that certain Registration Rights Agreement dated March 29, 1996 between the Company and those certain purchasers therein. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than 10 days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

             2.2.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the holders of Registrable Securities have elected to include securities in such registration.

         2.3 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the holders of Registrable Securities shall be borne by the holders of Registrable Securities.

         2.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the holders of Registrable Securities advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

             2.4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the expiration of the period described in 2.1.2 with respect to the Required Registration;

             2.4.2 Provide St. James the reasonable opportunity to review the Required Registration Statement before the filing of such Required Registration Statement with the Commission;

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             2.4.3 With respect to any underwritten offering, furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter;

             2.4.4 Furnish, without charge, to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities or other shares of Common Stock owned by such seller;

             2.4.5 Promptly furnish to each underwriter, if any, and the holders of Registrable Securities notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

             2.4.6 Cause the Registrable Securities to be listed on the National Market System or the SmallCap Market of the Nasdaq Stock Market, Inc. and provide the holders of Registrable Securities notice of any Nasdaq or securities exchange listing;

             2.4.7 use its best efforts to register or qualify the Registrable Securities or other shares of Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as SJMB or SJCP shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable SJMB or SJCP to consummate the disposition in such jurisdictions of any such Registrable Securities or other shares of Common Stock owned by SJMB or SJCP; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
         Section 2.6.6, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

             2.4.8 notify each holder of Registrable Securities, at a time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and, at the request of any holder of Registrable Securities, the Company shall prepare and furnish such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

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             2.4.10 during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 12(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

             2.4.11 on the prior written request of St. James, file such prospectus supplements or post-effective amendments to the Required Registration Statement or any Registration Statement filed pursuant to
         Section 2.2 hereof as may be required in connection with any transfer of the rights under this Registration Rights Agreement by St. James as permitted under Section 2.8 hereof.

         2.5      Indemnification.

             2.5.1 To the extent permitted by law, the Company will indemnify each holder of Registrable Securities, each of its officers and directors and partners, and each person controlling such holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each holder of Registrable Securities, each of its officers and directors and partners, and each person controlling each holder of Registrable Securities, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by a holder of Registrable Securities, such controlling person or such underwriter specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability, or expense if settlement is effected without the consent of such holder of Registrable Securities (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements

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         and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

             2.5.2 To the extent permitted by law, each holder of Registrable Securities will, if securities held by such holder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by a holder of Registrable Securities of any rule or regulation promulgated under the Securities Act applicable to holders of Registrable Securities and relating to action or inaction required of holders of Registrable Securities in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such holder of Registrable Securities (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such holder of Registrable Securities under this subsection (b) shall be limited in an amount equal to the net proceeds actually received from the sale of the shares sold by such holder of Registrable Securities, unless such liability arises out of or is based on willful conduct by such holder of Registrable Securities. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter, if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

             2.5.3 Notwithstanding the foregoing paragraphs (a) and (b) of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be

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


         withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

             2.5.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all stockholders offering securities in the offering (the "Selling Securityholders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Securityholders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Securityholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds actually received by such Selling Securityholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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


         2.6      Certain Information.

             2.6.1 The holders of Registrable Securities agree, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding such holder, the Registrable Securities and the distribution proposed by the such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

             2.6.2 The failure of the holder of Registrable Securities to furnish the information requested pursuant to Section 2.8.1 shall not affect the obligation of the Company to the other Selling Security Holders who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

         2.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best efforts to:

             2.7.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Exchange Act;

             2.7.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

             2.7.3 So long as any holder of Registrable Securities owns any Restricted Securities (as defined in Rule 144 promulgated under the Securities Act), to furnish to such holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

         2.8 Transferability. The rights conferred by this Agreement shall be freely transferable to a recipient of Registrable Securities; provided, that any transferee or assignee of such rights shall execute and deliver an agreement in a form reasonably satisfactory to the Company that it assumes and agrees to be bound by the provisions of this Agreement.

         2.9 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas.

         2.10 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.

         2.11 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to St.
James: St. James Capital Partners, L.P., 777 Post Oak Boulevard, Suite 950, Houston, Texas 77056 or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company: to Intelect Communications, Inc., 1100 Executive Drive, Richardson, Texas 75081 or at such other address as the Company shall have furnished to St. James with a copy to Philip P. Sudan, Jr., Ryan & Sudan, L.L.P., 909 Fannin, 39th Floor, Houston, Texas 77010. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

         2.12 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

         2.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         2.14 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         2.15 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                          THE COMPANY'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has executed this agreement effective upon the date first set forth above.

                                       INTELECT COMMUNICATIONS, INC.



                                    By: /s/ Herman M. Frietsch
                                        ----------------------------------------
                                    Name: Herman M. Frietsch
                                          --------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                           -------------------------------------

                            ST. JAMES' SIGNATURE PAGE

         IN WITNESS WHEREOF, SJCP and SJMB have signed this Agreement as of the date first written above.

                                ST. JAMES CAPITAL PARTNERS, L.P.

                                By: St. James Capital Corp., its General Partner

                                    By: /s/ Jay Brown
                                        ----------------------------------------
                                    Name: Jay Brown
                                          --------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------

                                SJMB, L.P.

                                By: SJMB, L.L.C., its General Partner

                                    By: /s/ Jay Brown
                                        ----------------------------------------
                                    Name: Jay Brown
                                          --------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------